UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 27, 2014

PEBBLEBROOK HOTEL TRUST
__________________________________________
(Exact name of Registrant as specified in its charter)

Maryland	001-34571	27-1055421
_____________________ (State or Other Jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of Incorporation or Organization)	File Number)	Identification No.)

2 Bethesda Metro Center, Suite 1530, Bethesda, Maryland		20814
________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(240) 507-1300

Not Applicable
_____________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On October 27, 2014, October 28, 2014 and October 30, 2014, Pebblebrook Hotel Trust (the “Company”) issued press releases relating to the launch, pricing and closing, respectively, of the offering of the Company’s common shares of beneficial interest, $0.01 par value per share (“Common Shares”), described under Item 8.01 of this Current Report on Form 8-K. Copies of those press releases are furnished as Exhibits 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K.
Item 8.01. Other Events.
On October 27, 2014, the Company and its operating partnership, Pebblebrook Hotel, L.P., entered into an underwriting agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC (the “Underwriter”) relating to the issuance and sale of Common Shares, pursuant to which the Underwriter agreed to purchase 3,200,000 Common Shares from the Company at a price of $39.77 per share and was granted a 30-day option to purchase up to an additional 480,000 Common Shares from the Company on the same terms, which the Underwriter exercised in full. The closing of the offering and option occurred on October 30, 2014.
The 3,680,000 Common Shares issued and sold pursuant to the Underwriting Agreement have been registered on the Company’s shelf registration statement on Form S-3 (Registration No. 333-194316), which became effective upon filing with the Securities and Exchange Commission on March 4, 2014.
The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the description herein of the material terms of the Underwriting Agreement is qualified in its entirety by reference to that exhibit. For a more detailed description of the Underwriting Agreement, see the disclosure under the caption “Underwriting” contained in the Company’s prospectus supplement, dated October 27, 2014, which has been filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which disclosure is hereby incorporated herein by reference.
In connection with the filing of the Underwriting Agreement, the Company is filing as Exhibit 5.1 to this Current Report on Form 8-K the opinion of Venable LLP, its Maryland counsel.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 27, 2014, by and among Pebblebrook Hotel Trust, Pebblebrook Hotel, L.P. and Wells Fargo Securities, LLC
5.1	Opinion of Venable LLP, dated October 30, 2014, regarding the legality of the Common Shares
23.1	Consent of Venable LLP (included in Exhibit 5.1).
99.1	Press release issued October 27, 2014.
99.2	Press release issued October 28, 2014.
99.3	Press release issued October 30, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEBBLEBROOK HOTEL TRUST

Date: October 30, 2014	By:	/s/ Raymond D. Martz
Name: Raymond D. Martz
Title: Executive Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 27, 2014, by and among Pebblebrook Hotel Trust, Pebblebrook Hotel, L.P. and Wells Fargo Securities, LLC
5.1	Opinion of Venable LLP, dated October 30, 2014, regarding the legality of the Common Shares
23.1	Consent of Venable LLP (included in Exhibit 5.1).
99.1	Press release issued October 27, 2014.
99.2	Press release issued October 28, 2014.
99.3	Press release issued October 30, 2014.